ITEM 77Q(i)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS

INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of the 12th day of May, 2001, between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust") and Huntington Asset Advisors, Inc., an adviser registered under the Investment Advisers Act of 1940 (herein called the "Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended; and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish certain investment advisory and related services described below in connection with the management of each of the investment portfolios of the Trust identified on Schedule A hereto (the "Funds"), and the Adviser represents that it is willing and possesses legal authority under the Glass-Steagall Act to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1.	Appointment.  The Trust hereby appoints the Adviser to act
as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents.  The Trust has furnished the Adviser
with copies properly certified or authenticated of each of the following documents:

(a)  the Trust's Agreement and Declaration of Trust, dated
February 10, 1987 and filed with the Secretary of State of The
Commonwealth of Massachusetts, and all amendments thereto or restatements thereof (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

(b)  the Trust's Bylaws and amendments thereto;

(c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto;

(e) the Trust's current Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission; and

(f)  the Funds' most recent prospectuses and the Trust's
Statement of Additional Information relating to the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

The Trust will promptly furnish the Adviser with copies of all amendments of or supplements to the foregoing documents.

3.	Management.  Subject to the supervision of the Trust's
Board of Trustees, the Adviser will provide or cause to be provided a continuous investment program for each Fund identified on Schedule A hereto, including investment research and management with respect to all securities and investments and cash equivalents in such Funds. The Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund identified on Schedule A hereto and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to such Fund.

The Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectuses, resolutions of the Trust's Board of Trustees, and any undertakings with regulatory authorities which are provided by the Trust to the Adviser. The Adviser further agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange
Commission under the Investment Company Act of 1940 and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Adviser;

(c) will place or cause to be placed orders for the Funds identified on Schedule A hereto either directly with the issuer or with any broker or dealer and, in placing orders with brokers and dealers, the Adviser or any sub-investment adviser employed by the Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser or any sub-investment adviser employed by the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser or any such subinvestment adviser with research advice and other services; and

(d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust learned by, or disclosed to, the Adviser in the course of its performance of its responsibilities and duties under this Agreement, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil, regulatory, or criminal sanctions for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

4.	Use of Sub-Investment Adviser.  The Adviser may, subject to
the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Adviser in the performance of its duties under this Agreement. Such use does not relieve the Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Adviser and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Adviser.

5.	Services Not Exclusive.  The investment management services
furnished by the Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any subsidiary or affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

6.	Books and Records.  In compliance with the requirements of
Rule 3la-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

7.	Expenses.  During the term of this Agreement, the Adviser
will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or charges, if any) purchased for the Trust. The Trust will be responsible for all of the Trust's expenses and liabilities.

8.	Compensation.  For the services provided and the expenses
assumed pursuant to this Agreement, each of the Funds will pay the Adviser and the Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. If the fee payable to the Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares.

9.	Limitation of Liability.  The Adviser shall not be liable
for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty under the Investment Company Act of 1940 with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Adviser be liable for actions taken or nonactions with respect to the performance of services under this Agreement based upon specific information, instructions, or requests given or made to the Adviser by an officer of the Trust thereunto duly authorized.

10.	Duration and Termination.  This Agreement will become
effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until September 1, 2002. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

11.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12.	Miscellaneous.  The captions in this Agreement are included
for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 41 South High Street, Columbus, Ohio 43287, Attention: Ronald Corn; and if to the Adviser, at 41 South High Street, Columbus, Ohio 43287, Attention: Daniel B. Benhase.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Ohio.

The names "Huntington Funds" and "Trustees of the Huntington
Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of February 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Huntington Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.



IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


HUNTINGTON FUNDS

By:  /s/Timothy D. Barto

Title: Vice President

HUNTINGTON ASSET ADVISORS, INC.

By:  /s/Daniel B. Benhase

Title:  CEO



SCHEDULE A
TO THE INVESTMENT ADVISORY AGREEMENT
DATED AS OF May 12, 2001 BETWEEN
THE HUNTINGTON FUNDS AND
HUNTINGTON ASSET ADVISORS, INC.
Fund Name	Compensation

Huntington Dividend Capture Fund
Annual rate of seventy-five one
hundredths of one percent (0.75%) of
the Huntington Dividend Capture
Fund's average daily net assets.


Huntington International Equity Fund
Annual rate of one percent (1.00%) of
the Huntington International Equity
Fund's average daily net assets.


Huntington Mid/Small Cap Fund
Annual rate of seventy-five one
hundredths of one percent (0.75%) of
the Huntington Mid/Small Cap Fund's
average daily net assets.


Huntington New Economy Fund
Annual rate of eighty-five one
hundredths of one percent (0.85%) of
the Huntington New Economy Fund's
average daily net assets.


Huntington Rotating Index Fund
Annual rate of fifty one hundredths
of one percent (0.50%) of the
Huntington Rotating Index Fund's
average daily net assets.

HUNTINGTON FUNDS			HUNTINGTON ASSET ADVISORS, INC.

By:  /s/Timothy D. Barto		By: /s/ Daniel B. Benhase

Title:  Vice President		By:  CEO




ITEM 77Q(ii)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS

HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

Huntington Florida Tax-Free Money Fund

This Agreement is made as of the 12th day of May, 2001, by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust") and Huntington Asset Advisors, Inc. (herein called the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Trust has retained the Adviser to render investment advisory and other management services for the Huntington Florida Tax-Free Money Fund (the "Fund") on the terms and conditions set forth in the Investment Advisory Agreement dated December 1, 1998 (the "Investment Advisory Agreement");

WHEREAS, the Trust desires and the Adviser has agreed to reduce the compensation paid to the Adviser by the Fund under the Investment Advisory Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

Employment of the Adviser. The Trust, being duly authorized, hereby appoints the Adviser to act as investment adviser to the Trust for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such employment and agrees to render the services herein set forth for the compensation herein provided.
Management. Subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"), the Adviser will provide a continuous program for the Fund, including, but not limited to, investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine, from time to time, what securities and other instruments will be purchased, retained or sold by the Trust for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund's investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time. The Adviser agrees that it:
will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all as amended, and will conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;
will place orders pursuant to its investment determinations for the Fund, either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Adviser will use its best reasonable efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each transaction. Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (as those terms were defined in Section 28(e) of the Securities Exchange Act of 1934) statistical quotations, specifically, the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund or to the Adviser or its affiliates to or for the benefit of the Fund and/or other accounts over which the Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and
maintain books and records with respect to the securities transactions of the Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.
Services Not Exclusive. The investment management services rendered by the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others, as its services under this Agreement are not impaired thereby. The Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio instruments and the allocation of investment opportunities; the Adviser is not required to give the Fund preferential treatment.
Books and Records. In compliance with the requirements of rule 31a-3 promulgated under the Investment Company Act of 1940, as amended, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods proscribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 and to comply in full with requirements of Rule 204(2) under the Investment Advisers Act of 1940, pertaining to the maintenance of books and records.
Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) or other investment instruments purchased for the Fund.
Compensation. For the services provided and the expenses assumed, pursuant to this Agreement, the Trust will pay the Adviser, and the Adviser will accept as full compensation, a fee, computed daily and payable monthly at an annual rate of: 0.30 of one percent of the average daily net assets ("Net Assets") of the Fund up to $500 million, 0.25 of one percent of Net Assets from $500 million to $1 billion, 0.20 of one percent of Net Assets in excess of $1 billion. Limitation of Liability of the Adviser; Indemnification.
The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
Subject to the limitations contained in Section 7(c) below:
the Trust shall indemnify and hold harmless the Adviser, its directors, officers, employees and each person who controls the Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Adviser being or having been the Adviser of the Trust;
the words "claims", "actions", "suits", or "proceedings" shall apply to all claims, actions, suit or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
No indemnification shall be provided hereunder to a Covered Person:
who shall have been adjudicated by a court or body before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable relief that its action was in the best interest of the Trust; or
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement; or
by at least a majority of those Trustees who are neither Interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise by law.
Expenses in connection with the investigation, preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 shall be paid by the Trust or by the Fund, from time to time, prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or the Fund if it is ultimately determined that he is not entitled to indemnification under Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.
Duration and Termination. This Agreement shall continue until September 1, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to the Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated without the payment of any penalty, by the Trustees, or, by vote of majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser, or by the Adviser at any time, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and
"assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended).
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, where required by the Investment Company Act of 1940, any amendment to this Agreement shall be effective with respect to the Fund only following approval by vote of a majority of the Fund's outstanding voting securities.
Representations and Warranties. The Adviser hereby represents and warrants as follows: The Adviser is exempt from registration under the Investment Advisers Act of 1940, as amended;
The Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;
This Agreement is the legal, valid and binding obligation of the Adviser, and is enforceable in accordance with its terms; and
The performance of the Adviser of its obligations under this Agreement does not conflict with any law or regulation to which it is subject. Covenants. The Adviser covenants and agrees that, so long as this Agreement shall remain in effect, (1) The Adviser shall remain exempt from registration or shall become registered under the Investment Advisers Act of 1940; and (2) the performance by the Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.
The Trust hereby covenants and agrees that, so long as this Agreement shall remain in effect, it shall furnish the Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Fund and all amendments and supplements thereto: Declaration of Trust, By-laws, Registration Statement (including prospectus and Statement of Additional Information), Custodial Agreement, Transfer Agency Agreement, Administration Agreement, Distribution Agreement, Rule 12b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the Adviser may reasonably request.
Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 41 South High Street, Columbus, Ohio 43287, or (2) to the Trust c/o SEI Investments Mutual Fund Services, One Freedom Valley Road, Oaks, Pennsylvania 19456.
Waiver. With full knowledge of the circumstances and the effect of its action, the Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement. Captions. The captions in this Agreement are included for convenience or reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors.
17.	Governing Law.  This Agreement is executed in the state of
Ohio, and shall be governed by the laws of such state, without reference to conflict of laws principles.


IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

Attest:		HUNTINGTON FUNDS


/s/ Laurie Brooks		By:  /s/ Timothy D. Barto

Attest:		HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase





ITEM 77Q(iii)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS


HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

Huntington Intermediate Government Income Fund

This Agreement is made as of the 12th day of May, 2001, by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust") and Huntington Asset Advisors, Inc. (herein called the "Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended; and

	WHEREAS, the Trust desires to retain the Advisor to render investment advisory and other management services for the Huntington Intermediate Government Income Fund (the "Fund") on the terms and conditions set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1.	Employment of the Adviser.  The Trust, being duly
authorized, hereby appoints the Adviser to act as investment adviser to the Trust for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such employment and agrees to render the services herein set forth for the compensation herein provided.

2.	Management.  Subject to the supervision and direction of
the Board of Trustees of the Trust (the "Trustees"), the Adviser will provide a continuous program for the Fund, including, but not limited to, investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine, from time to time, what securities and other instruments will be purchased, retained or sold by the Trust for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund's investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time. The Adviser agrees that it:

(a)	will conform with all applicable Rules and Regulations of
the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all as amended, and will conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

(b)	will place orders pursuant to its investment determinations
for the Fund, either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Adviser will use its best reasonable efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each transaction. Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (as those terms were defined in Section 28(e) of the Securities Exchange Act of 1934) statistical quotations, specifically, the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund or to the Adviser or its affiliates to or for the benefit of the Fund and/or other accounts over which the Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broke or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and

(c)	will maintain books and records with respect to the
securities transactions of the Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.

3.	Services Not Exclusive.  The investment management services
rendered by the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as its services under this Agreement are not impaired thereby. The Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio instruments and the allocation of investment opportunities; the Adviser is not required to give the Fund preferential treatment.

4.	Books and Records.  In compliance with the requirements of
Rule 31a-3 promulgated under the Investment Company Act of 1940, as amended, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods proscribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 and to comply in full with the requirements of Rule 204(2) under the Investment Advisers Act of 1940, pertaining to the maintenance of books and records.

5.	Expenses.  During the term of this Agreement, the Adviser
will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) or other investment instruments purchased for the Funds. In addition, if the expenses borne by the Fund (including fees paid pursuant to this Agreement and the Administration Agreement but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) in any fiscal year of the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of the Fund are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund monthly for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Adviser bear to the total amount of investment advisory and administration fees other payable to the Adviser during such fiscal year pursuant to paragraph 6 herein.

6.	Compensation.  For the services provided and the expenses
assumed, pursuant to this Agreement, the Trust will pay the Adviser, and the Adviser will accept as full compensation, a fee, computed daily and payable monthly at the annual rate of 0.50 of one percent of the average daily net assets ("net assets") of the Fund.

7.	Limitation of Liability of the Adviser; Indemnification.

(a)	The Adviser will not be liable for any error of judgment or
mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	Subject to the limitations contained in Section 7(c) below:

(i)	the Trust shall indemnify and hold harmless the
Adviser, its directors, officers, employees and each person who controls the Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Adviser being or having been the Adviser of the Trust;

(ii)	the words "claims", "actions", "suits", or
"proceedings" shall apply to all claims, actions, suit or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)	No indemnification shall be provided hereunder to a Covered
Person:

(i)	who shall have been adjudicated by a court or body
before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable relief that its action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a
determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)	by the court of other body approving the
settlement; or

(B)	by at least a majority of those Trustees who
are neither Interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)	by written opinion of independent legal counsel
based upon a review of readily available facts ( as opposed to a full trial-type inquiry).

(d)	The rights of indemnification herein provided may be
insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise by law.

(e)	Expenses in connection with the investigation, preparation
and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 shall be paid by the Trust or by the Fund, from time to time, prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or the Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

8.	Duration and Termination.  This Agreement shall continue
until November 21, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to the Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated by the Trust as to the Funds at any time, without the payment of any penalty, by the Trustees, or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser, or by the Adviser as to the Fund at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended.)

9.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the Fund's outstanding voting securities.

10.	(A)	Representations and Warranties.  The Adviser hereby
represents and warrants as follows:

(1)	The Adviser is exempt from registration under the
Investment Adviser's Act of 1940, as amended;

(2)	The Adviser has all requisite authority to enter into,
execute, deliver and perform its obligations under this Agreement;

(3)	This Agreement is the legal, valid and binding obligation
of the Adviser, and is enforceable in accordance with its terms; and

(4)	The performance of the Adviser of its obligations under
this Agreement does not conflict with any law or regulation to which it is subject.

(B)	Covenants.  The Adviser covenants and agrees that, so long
as this Agreement shall remain in effect, (1) The Adviser shall remain exempt from registration or shall become registered under the Investment Advisers Act of 1940; and (2) the performance by the Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

(C)	The Trust hereby covenants and agrees that, so long as this
Agreement shall remain in effect, it shall furnish the Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Fund and all amendments and supplements thereto: Declaration of Trust, By-laws, Registration Statement (including prospectus and Statement of Additional Information), Custodial Agreement, Transfer Agency Agreement, Administration Agreement, Distribution Agreement, Rule 12b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the Adviser may reasonably request.

11.	Notices.  Any notice required to be given pursuant to this
Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 41 South High Street, Columbus, Ohio 43287, or (2) to the Trust c/o SEI Fund
Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456.

12.	Waiver.  With full knowledge of the circumstances and the
effect of its action, the Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement.

13.	Captions.  The captions in this Agreement are included for
convenience or reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

14.	Severability.  If any provision of this Agreement shall be
held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

15.	Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties and their respective successors.

16.	Governing Law.  This Agreement is executed in the state of
Ohio, and shall be governed by the laws of such state, without reference to conflict of laws principles.


IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.

Attest:		HUNTINGTON FUNDS


/s/ Laurie Brooks		By:  /s/ Timothy D. Barto



Attest:		HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase




ITEM 77Q(iv)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS


HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

This Agreement is made this 12th day of May, 2001 by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust"), and
Huntington Asset Advisors, Inc. (herein called the "Investment
Adviser").
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940; WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust for the Huntington Mortgage Securities Fund (the "Fund"), and the Investment
Adviser is willing to render such services as a discretionary investment adviser on the terms and conditions hereinafter set forth;
WITNESSETH: That in consideration of the promises and mutual covenants hereinafter contained, the parties hereto agree as follows:
1.	Appointment.  The Trust being duly authorized hereby appoints the Investment Adviser to act as discretionary investment adviser to the Trust for the Fund for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
2.	Management.  Subject to the supervision of the Board of
Trustees of the Trust (the "Trustees"), the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment
Adviser will determine from time to time what securities and other instruments will be purchased, retained or sold by the Trust for the
Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time. The Investment Adviser agrees that it:
	(a)  will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934,
the Investment Company Act of 1940 and the Investment Advisers Act of
1940, all as amended, and will in addition conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;
	(b)  will place orders pursuant to its investment
determinations for the Fund either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by it.
In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.
However, this responsibility shall not be deemed to obligate the
Investment Adviser to solicit competitive bids for each transaction. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services
(as those terms are defined in Section 28(e) of the Securities Exchange
Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund or to the Investment Adviser or its affiliates to or for the benefit of the Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion.  Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and
	(c)  will maintain books and records with respect to the
securities transactions of the Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.
3.	Services Not Exclusive.  The investment management services
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby. The Investment Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio instruments and the allocation of investment opportunities; the
Investment Adviser is not required to give the Fund preferential treatment.
4.	Books and Records.  In compliance with the requirements of
Rule 31a-3 promulgated under the Investment Company Act of 1940, as amended, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 and to comply in full with the requirements of Rule 204-2 under the Investment Advisers Act of 1940 pertaining to the maintenance of books and records.
5.	Expenses.  During the term of this Agreement, the Investment
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities
(including brokerage commissions and taxes, if any) or other investment instruments purchased for the Funds.
In addition, if the expenses borne by the Fund (including fees payable pursuant to this Agreement and the Administration Agreement but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) in any fiscal year of the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of the Fund are registered or qualified for sale to the public, the Investment
Adviser shall reimburse the Fund monthly for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable to the Investment Adviser during such fiscal year pursuant to paragraph 6 hereof.
6.	Compensation.  For the services provided and the expenses
assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefore, a fee, computed daily and payable monthly at the annual rate of 0.50 of one percent of the average daily net assets ("Net Assets")
of the Fund.
7.	Limitation of Liability of the Investment Adviser;
Indemnification.
	(a)	The Investment Adviser shall not be liable for any error
of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the
Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
	(b)	Subject to the limitations contained in Section 7(c)
below:
	(i)	the Trust shall indemnify and hold harmless the
Investment Adviser, its directors, officers and employees and each person who controls the Investment Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Investment Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Investment Adviser being or having been the Investment Adviser of the Trust;
	(ii)	the words "claims," "actions," "suits," or
"proceedings" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and
"expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
	(c)	No indemnification shall be provided hereunder to a
Covered Person:
		(i)	who shall have been adjudicated by a court or body
before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable belief that its action was in the best interest of the Trust; or
		(ii)	in the event of a settlement, unless there has been
a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
			(A)  by the court or other body approving the
settlement; or
			(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust (as defined in the
Investment Company Act of 1940, as amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
			(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
	(d)	The rights of indemnification herein provided may be
insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.
	(e)	Expenses in connection with the investigation,
preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section
7 shall be paid by the Trust or the Fund from time to time prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or the Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the
Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trail-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.
8.	Duration and Termination.  This Agreement shall continue until
September 1, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to the Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund;
provided, however, that this Agreement may be terminated by the Trust as to the Funds at any time, without the payment of any penalty, by the Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the Fund at
any time, without payment of any penalty, on 90 days' written notice to the Trust.  This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law.  (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended).
9.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the Fund's outstanding voting securities.
10.	(A) Representations and Warranties.  The Investment Adviser
hereby represents and warrants as follows:
		(1)	The Investment Adviser is exempt from registration
under the Investment Advisers Act of 1940, as amended;
		(2)	The Investment Adviser has all requisite authority
to enter into, execute, deliver and perform its obligations under this
Agreement;
		(3)	This Agreement is the legal, valid and binding
obligation of the Investment Adviser, and is enforceable in accordance with its terms; and
		(4)	The performance by the Investment Adviser of its
obligations under this Agreement does not conflict with any law or regulation to which it is subject.
	(B)	Covenants.  The Investment Adviser hereby covenants and
agrees that, so long as this Agreement shall remain in effect,
		(1)	The Investment Adviser shall remain exempt from
registration or shall become registered under the Investment Advisers
Act of 1940; and
		(2)	the performance by the Investment Adviser of its
obligations under this Agreement shall not conflict with any law to which it is then subject.
	(C)	The Trust hereby covenants and agrees that, so long as
this Agreement shall remain in effect, it shall furnish the Investment Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Funds and all amendments and supplements thereto: Declaration of Trust, By-laws, Registration Statement (including Prospectus and Statement of
Additional Information), Custodial Agreement, Transfer Agency
Agreement, Administration Agreement, Distribution Agreement, Rule 12b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the investment Adviser may reasonably request.
11.	Notices.  Any notice required to be given pursuant to this
Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Adviser at 41
South High Street, Columbus, Ohio 43287, or (2) to the Trust at
Federated Investors Tower, Pittsburgh, Pennsylvania, 15222.
12.	Waiver.  With full knowledge of the circumstances and the
effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement.
13.	Captions.  The captions in this Agreement are included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
14.	Severability.  If any provision of this Agreement shall be
held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
15.	Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective successors.
16.	Governing Law.  This Agreement is executed in the state of
Ohio and shall be governed by the laws of such State, without reference to conflict of laws principles.
IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above written.
Attest:		HUNTINGTON FUNDS


/s/ Laurie Brooks		By:  /s/ Timothy D. Barto

Attest:		HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase




ITEM 77Q(v)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS


HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

Huntington Michigan Tax Free Fund

This Agreement is made as of the 12th day of May, 2001, by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust") and Huntington Asset Advisors, Inc. (herein called the "Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and other management services for the Huntington Michigan Tax Free Fund (the "Fund") on the terms and conditions set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1.	Employment of the Adviser.  The Trust, being duly
authorized, hereby appoints the Adviser to act as investment adviser to the Trust for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such employment and agrees to render the services herein set forth for the compensation herein provided.

2.	Management.  Subject to the supervision and direction of
the Board of Trustees of the Trust (the "Trustees"), the Adviser will provide a continuous program for the Fund, including, but not limited to, investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine, from time to time, what securities and other instruments will be purchased, retained or sold by the Trust for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund's investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time. The Adviser agrees that it:

(a)	will conform with all applicable Rules and Regulations of
the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all as amended, and will conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

(b)	will place orders pursuant to its investment determinations
for the Fund, either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Adviser will use its best reasonable efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each transaction. Consistent with this obligation, the Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (as those terms were defined in Section 28(e) of the Securities Exchange Act of 1934) statistical quotations, specifically, the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund or to the Adviser or its affiliates to or for the benefit of the Fund and/or other accounts over which the Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broke or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and

(c)	will maintain books and records with respect to the
securities transactions of the Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.

3.	Services Not Exclusive.  The investment management services
rendered by the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as its services under this Agreement are not impaired thereby. The Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio instruments and the allocation of investment opportunities; the Adviser is not required to give the Fund preferential treatment.

4.	Books and Records.  In compliance with the requirements of
Rule 31a(3) promulgated under the Investment Company Act of 1940, as amended, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods proscribed by Rule 31a(2) the records required to be maintained by Rule 31a(1) and to comply in full with the requirements of Rule 204(2) under the Investment Advisers Act of 1940, pertaining to the maintenance of books and records.

5.	Expenses.  During the term of this Agreement, the Adviser
will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) or other investment instruments purchased for the Funds. In addition, if the expenses borne by the Fund (including fees paid pursuant to this Agreement and the Administration Agreement but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) in any fiscal year of the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of the Fund are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund monthly for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Adviser bear to the total amount of investment advisory and administration fees other payable to the Adviser during such fiscal year pursuant to paragraph 6 herein.

6.	Compensation.  For the services provided and the expenses
assumed, pursuant to this Agreement, the Trust will pay the Adviser, and the Adviser will accept as full compensation, a fee, computed daily and payable monthly at the annual rate of 0.50 of one percent of the average daily net assets ("net assets") of the Fund.

7.	Limitation of Liability of the Adviser; Indemnification.

(a)	The Adviser will not be liable for any error of judgment or
mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	Subject to the limitations contained in Section 7(c) below:

(i)	the Trust shall indemnify and hold harmless the
Adviser, its directors, officers, employees and each person who controls the Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Adviser being or having been the Adviser of the Trust;

(ii)	the words "claims", "actions", "suits", or
"proceedings" shall apply to all claims, actions, suit or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)	No indemnification shall be provided hereunder to a Covered
Person:

(i)	who shall have been adjudicated by a court or body
before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable relief that its action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a
determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)	by the court of other body approving the
settlement; or

(B)	by at least a majority of those Trustees who
are neither Interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)	by written opinion of independent legal counsel
based upon a review of readily available facts ( as opposed to a full trial-type inquiry).

(d)	The rights of indemnification herein provided may be
insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise by law.

(e)	Expenses in connection with the investigation, preparation
and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 shall be paid by the Trust or by the Fund, from time to time, prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or the Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

8.	Duration and Termination.  This Agreement shall continue
until September 8, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to the Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated by the Trust as to the Funds at any time, without the payment of any penalty, by the Trustees, or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser, or by the Adviser as to the Fund at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended.)

9.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the Fund's outstanding voting securities.

10.	(A)	Representations and Warranties.  The Adviser hereby
represents and warrants as follows:

(1)	The Adviser is exempt from registration under the
Investment Adviser's Act of 1940, as amended;

(2)	The Adviser has all requisite authority to enter into,
execute, deliver and perform its obligations under this Agreement;

(3)	This Agreement is the legal, valid and binding obligation
of the Adviser, and is enforceable in accordance with its terms; and

(4)	The performance of the Adviser of its obligations under
this Agreement does not conflict with any law or regulation to which it is subject.

(B)	Covenants.  The Adviser covenants and agrees that, so long
as this Agreement shall remain in effect, (1) The Adviser shall remain exempt from registration or shall become registered under the Investment Advisers Act of 1940; and (2) the performance by the Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

(C)	The Trust hereby covenants and agrees that, so long as this
Agreement shall remain in effect, it shall furnish the Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Fund and all amendments and supplements thereto: Declaration of Trust, By-laws, Registration Statement (including prospectus and Statement of Additional Information), Custodial Agreement, Transfer Agency Agreement, Administration Agreement, Distribution Agreement, Rule 12b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the Adviser may reasonably request.

11.	Notices.  Any notice required to be given pursuant to this
Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 41 South High Street, Columbus, Ohio 43287, or (2) to the Trust c/o SEI Fund
Resources, One Freedom Valley Road, Oaks, Pennsylvania 19456.

12.	Waiver.  With full knowledge of the circumstances and the
effect of its action, the Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement.

13.	Captions.  The captions in this Agreement are included for
convenience or reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

14.	Severability.  If any provision of this Agreement shall be
held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

15.	Binding Effect.   This Agreement shall be binding upon and
shall inure to the benefit of the parties and their respective successors.

16.	Governing Law.  This Agreement is executed in the state of
Ohio, and shall be governed by the laws of such state, without reference to conflict of laws principles.




IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.


Attest:		HUNTINGTON FUNDS

/s/ Laurie Brooks		By:  /s/ Timothy D. Barto


Attest:			HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase




ITEM 77Q(vi)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS


HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

This Agreement is made this 12th day of May, 2001 by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust"), and
Huntington Asset Advisors, Inc. (herein called the "Investment
Adviser").
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940;
and
WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust for its
Money Market Fund, Ohio Municipal Money Market Fund and Ohio Tax-Free
Fund portfolios (each a "Fund" and collectively the "Funds"), and the Investment Adviser is willing to render such services as a discretionary investment adviser on the terms and conditions hereinafter set forth;
WITNESSETH:  That in consideration of the promises and mutual convenants hereinafter contained, the parties hereto agree as follows:
1.	Appointment.  The Trust being duly authorized hereby appoints the Investment Adviser to act as discretionary investment adviser to the Trust for the Funds for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
2.	Management.  Subject to the supervision of the Board of
Trustees of the Trust (the "Trustees"), the Investment Adviser will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other instruments will be purchased, retained or sold by the Trust for the Funds.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds' respective investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time.  The Investment Adviser agrees that it:
	(a)	will conform with all applicable Rules and Regulations of
the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934,
the Investment Company Act of 1940 and the Investment Advisers Act of
1940, all as amended, and will in addition conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisery activities of national banks;
	(b)	will place orders pursuant to its investment
determinations for each of the Funds either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by
it.  In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.
However, this responsibility shall not be deemed to obligate the
Investment Adviser to solicit competitive bids for each transaction. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services
(as those terms are defined in Section 28(e) of the Securities Exchange
Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund's net asset value, and other information provided to the applicable Fund or to the Investment Adviser or its affiliates to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion.  Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and
	(c)	will maintain books and records with respect to the
securities transactions of each Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.
3.	Services Not Exclusive.  The investment management services
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby. The Investment Adviser shall provide fair and equitable treatment to the Funds in the selection of portfolio instruments and the allocation of investment opportunities; the
Investment Adviser is not required to give the Funds preferential treatment.
4.	Books and Records.  In compliance with the requirements of
Rule 31a-3 promulgated under the Investment Company Act of 1940, as amended, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 the records required to be maintained by Rule 3la-1 and to comply in full with the requirements of
Rule 204-2 under the Investment Advisers Act of 1940 pertaining to the maintenance of books and records.
5.	Expenses.  During the term of this Agreement, the Investment
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities
(including brokerage commissions and taxes, if any) or other investment instruments purchased for the Funds.
In addition, if the expenses borne by any Fund (including fees payable pursuant to this Agreement and the Administration Agreement but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) in any fiscal year of such Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of any such
Fund are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund monthly for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisery and administration fees otherwise payable to the Investment Adviser during such fiscal year pursuant to paragraph 6 hereof.
6.	Compensation.  For the services provided and the expenses
assumed pursuant to this Agreement with respect to each Fund other than the Ohio Tax-Free Fund, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefore, a fee, computed daily and payable monthly at the following annual rates:
0.30 of one percent of the average daily net assets ("Net Assets") of each such Fund separately up to $500 million, 0.25 of one percent of
Net Assets in excess of $500 million up to $1.0 billion, and 0.20 of one percent of Net Assets in excess of $1.0 billion. For the services provided and the expenses assumed pursuant to this Agreement with respect to the Ohio Tax-Free Fund, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefore, a fee, computed daily and payable monthly at the annual rate of 0.50 of one percent of such Fund's Net Assets.
7.	Limitation of Liability of the Investment Adviser;
Indemnification.
	(a)	The Investment Adviser shall not be liable for any error
of judgment or mistake of law Or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the
Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.
	(b)	Subject to the limitations contained in Section 7(c)
below:
		(i)	the Trust shall indemnify and hold harmless the
Investment Adviser, its directors, officers and employees and each person who controls the Investment Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Investment Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Investment Adviser being or having been the Investment Adviser of the Trust;
		(ii)	the words "claims," "actions," "suits," or
"proceedings" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and
"expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
	(c)	No indemnification shall be provided hereunder to a
Covered Person:
		(i)	who shall have been adjudicated by a court or body
before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable belief that its action was in the best interest of the Trust; or
		(ii)	 in the event of a settlement, unless there has been
a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
			(A)  by the court or other body approving the
settlement; or
			(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust (as defined in the
Investment Company Act of 1940, at amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
			(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
	(d)	The rights of indemnification herein provided may be
insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.
	(e)	Expenses in connection with the investigation,
preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section
7 shall be paid by the Trust or any Fund from time to time prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or any such Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are neither Interested
Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.
8.	Duration and Termination.  This Agreement shall continue until
September 1, 2001. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund;
provided, however, that this Agreement may be terminated by the Trust as to any Fund or all of the Funds at any time, without the payment of any penalty, by the Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser
as to any Fund at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law.  (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and
"assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended).
9.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to any Fund until approved by vote of a majority of such Fund's outstanding voting securities.
10.	(A)	Representations and Warranties.  The Investment Adviser
hereby represents and warrants as follows:
		(1)	The Investment Adviser is exempt from registration
under the Investment Advisers Act of 1940, as amended;
		(2)	The Investment Adviser has all requisite authority
to enter into, execute, deliver and perform its obligations under this
Agreement;
		(3)	This Agreement is the legal, valid and binding
obligation of the Investment Adviser, and is enforceable in accordance with its terms; and
		(4)	The performance by the investment Adviser of its
obligations under this Agreement does not conflict with any law or regulation to which it is subject.
	(B)	Covenants.  The Investment Adviser hereby covenants and
agrees that, so long as this Agreement shall remain in effect,
		(1)	The Investment Adviser shall remain exempt from
registration or shall become registered under the Investment Advisers
Act of 1940; and
		(2)	the performance by the Investment Adviser of its
obligations under this Agreement shall not conflict with any law to which it is then subject.
	(C)	The Trust hereby covenants and agrees that, so long as
this Agreement shall remain in effect, it shall furnish the Investment Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Funds and all amendments and supplements thereto: Declaration of Trust, By-laws, Registration Statement (including Prospectus and Statement of
Additional Information), Custodial Agreement, Transfer Agency
Agreement, Administration Agreement, Distribution Agreement, Rule l2b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the Investment Adviser may reasonably request.
11.	Notices.  Any notice required to be given pursuant to this
Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Adviser at 41
South High Street, Columbus, Ohio 43287, or (2) to the Trust at 200 Connecticut Avenue, Norwalk, Connecticut 06854.
12.	Waiver.  With full knowledge of the circumstances and the
effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement.
13.	Captions.  The captions in this Agreement are included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
14.	Severability.  If any provision of this Agreement shall be
held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
15.	Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective successors.
16.	Governing Law.  This Agreement is executed in the state of
Ohio and shall be governed by the laws of such State, without reference to conflict of laws principles.


IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above written.

Attest:		HUNTINGTON FUNDS


/s/ Laurie Brooks		By:  /s/ Timothy D. Barto

Attest:		HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase





ITEM 77Q(vii)  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT
ADVISORY CONTRACTS


HUNTINGTON FUNDS
INVESTMENT ADVISORY AGREEMENT

	This Agreement is made this 12th day of May, 2001 by and between the Huntington Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (herein called the "Trust"), and Huntington Asset Advisors, Inc. (herein called the "Investment
Adviser").

	WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940; and

	WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust for its U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund (each a "Fund" and collectively the "Funds"), and the Investment Adviser is willing to render such services as a discretionary investment adviser on the terms and conditions hereinafter set forth;

	WITNESSETH: That in consideration of the promises and mutual covenants hereinafter contained, the parties hereto agree as follows:

	1.	Appointment.  The Trust being duly authorized hereby
appoints the Investment Adviser to act as discretionary investment adviser to the Trust for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

	2.	Management.  Subject to the supervision of the Board of
Trustees of the Trust (the "Trustees"), the Investment Adviser will provide a continuous investment program for each of the Funds, including, investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other instruments will be purchased, retained or sold by the Trust for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds' respective investment objectives and policies as stated in the Prospectus which is a part of the Trust's effective Registration Statement as amended from time to time. The Investment Adviser agrees that it:

	(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all as amended, and will in addition conduct its activities under this Agreement in accordance with all applicable Rules and Regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

	(b) will place orders pursuant to its investment determinations for each of the Funds either directly with the issuer of the instrument to be purchased or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. However, this responsibility shall not be deemed to obligate the Investment Adviser to solicit competitive bids for each transaction. Consistent with its obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services
(as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund's net asset value, and other information provided to the applicable Fund or to the Investment Adviser or its affiliates to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it or its affiliates exercise investment discretion; and

	(c) will maintain books and records with respect to the securities transactions of each Fund and will render to the Trustees such periodic and special reports as the Trustees may reasonably request.

	3.	Services Not Exclusive.  The investment management services
rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby. The Investment Adviser shall provide fair and equitable treatment to the Funds in the selection of portfolio instruments and the allocation of investment opportunities; the Investment Adviser is not required to give the Funds preferential treatment.

	4.	Books and Records.  In compliance with the requirements of
Rule 31a-3 promulgated under the Investment Company Act of 1940, as amended, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records up on the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 and to comply in full with the requirements of Rule 204-2 under the Investment Advisers Act of 1940 pertaining to the maintenance of books and records.

	5.	Expenses.  During the term of this Agreement, the
Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) or other investment instruments purchased for the Funds.

	In addition, if the expenses borne by any Fund (including fees payable pursuant to this Agreement and the Administration Agreement but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) in any fiscal year of such Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of any such Fund are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund monthly for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable to the Investment Adviser during such fiscal year pursuant to paragraph 6 hereof.

	6.	Compensation.  For the services provided and the expenses
assumed pursuant to this Agreement with respect to each fund, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefore, a fee representing the percentage of the average daily net asset value of such Fund, computed daily and payable monthly at the annual rate set forth opposite each fund's name below:

	U.S. Treasury Money Market Fund	.20 of 1%

	Growth Fund	.60 of 1%

	Income Equity Fund	.60 of 1%

	Fixed Income Securities Fund	.50 of 1%

	Short/Intermediate Fixed
	  Income Securities Fund	.50 of 1%

	The Investment Adviser hereby waives such fee with respect to the U.S. Treasury Fund until such Fund's net assets equal or exceed
$50,000,000.

	7.	Limitation of Liability of the Investment Adviser;
Indemnification.

	(a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

	(b)  Subject to the limitations contained in Section 7(c) below:

		(i) the Trust shall indemnify and hold harmless the Investment Adviser, its directors, officers and employees and each person who controls the Investment Adviser (hereinafter referred to as "Covered Persons") to the fullest extent permitted by law, against any and all claims, demands and liabilities (and all reasonable expenses in connection therewith) to which the Investment Adviser or any of its directors, officers, employees or controlling persons may become subject by virtue of the Investment Adviser being or having been the Investment Adviser of the Trust;

		(ii) the words "claims," "actions," "suits," or "proceedings" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees and expenses, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

	(c)  No indemnification shall be provided hereunder to a Covered
Person:

		(i) who shall have been adjudicated by a court or body before which the proceedings was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office or (B) not to have acted in good faith in the reasonable belief that its action was in the best interest of the Trust; or

		(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bed faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

			(A) by the court or other body approving the settlement; or

			(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust (as defined in the Investment Company Act of 1940, as amended) nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

			(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

	(d)	The rights of indemnification herein provided may be
insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person shall insure to the benefit of the personal representatives, successors and assigns of each such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

	(e)	Expenses in connection with the investigation, preparation
and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 shall be paid by the Trust or any Fund from time to time prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or any such Fund if its is ultimately determined that he is not entitled to indemnification under this Section 7; provided however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust shall be insured again losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry), that there is reason to believe that such Covered Person will be entitled to indemnification under this
Section 7.

	8.	Duration and Termination.  This Agreement shall be
effective as of the date on which the Trust commences operations, and unless sooner terminated as provided herein, shall continue until September 1, 1990. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund; provided, however that this Agreement may be terminated by the Trust as to any Fund or all the Funds at any time, without the payment of any penalty, by the Trustees or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment by either party hereto or by operation of law. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act of 1940, as amended).

	9.	Amendment of this Agreement.  No provision of this
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to any Fund until approved by vote of a majority of the Fund's outstanding voting securities.

	10. (A)	Representations and Warranties.  The Investment
Adviser hereby represents and warrants as follows:

		(1)	The Investment Adviser is exempt from
registration under the Investment Advisers Act of 1940, as amended;

		(2)	The Investment Adviser has all requisite authority to
enter into, execute, deliver and perform its obligations under this Agreement;

		(3)	This Agreement is the legal, valid and binding
obligation of the Investment Adviser, and is enforceable in accordance with its terms; and

		(4)	The performance by the Investment Adviser of its
obligations under this Agreement does not conflict with any law or regulation to which it is subject.

		(B)	Covenants.  The Investment Adviser hereby covenants
and agrees that, so long as this Agreement shall remain in effect:

		(1)	The Investment Adviser shall remain exempt from
registration or shall become registered under the Investment
Advisers Act of 1940; and

		(2)	The performance by the Investment Adviser of its
obligations under this Agreement shall not conflict with any law to which it is then subject.

	(C)	The Trust hereby covenants and agrees that, so long
as this Agreement shall remain in effect, it shall furnish the Investment Adviser from time to time with copies of the following documents, if and when effective, pertaining to the Trust or the Funds and all amendments and supplements thereto: Declaration of Trust, By-Laws, Registration Statement (including Prospectus and Statement of Additional Information), Custodial Agreement, Transfer Agency Agreement, Administration Agreement, Distribution Agreement, Rule 12b-1 Service Plan, Proxy Statement and any other documents filed with the Securities and Exchange Commission, State securities law administrators or other governmental agencies, and any other documents the Investment Adviser may reasonably request.

	11.	Notices.  Any notice required to be given pursuant to this
Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Adviser at 41 South High Street, Columbus, Ohio 43287, or (2) to the Trust at 200 Connecticut Avenue, Norwalk, Connecticut 06854.

	12.	Waiver.  With full knowledge of the circumstances and the
effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any shareholder of the Trust, other than shares of the Trust at their net asset value; which arise out of any action or inaction of the Trust under this Agreement.

	13.	Captions.  The captions in this Agreement are included for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

	14.	Severability.  If any provision of this Agreement shall be
held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

	15.	Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective successors.

	16.	Governing Law.  This Agreement is executed in the state of
Ohio and shall be governed by the laws of such State, without reference to conflict of laws principles.

	IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed as of the date first above written.


Attest:	HUNTINGTON FUNDS


/s/ Laurie Brooks		By:  /s/ Timothy D. Barto


	HUNTINGTON ASSET ADVISORS, INC.


/s/ Ron Corn		By:  /s/ Daniel B. Benhase





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